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CONTACT:

NORRIS BATTIN
THE COOPER COMPANIES, INC.

714-597-4700
714-673-4299

FOR IMMEDIATE RELEASE
---------------------
     THE COOPER COMPANIES, INC. ACQUIRES MARLOW SURGICAL TECHNOLOGIES, INC.
     ----------------------------------------------------------------------
                  CONTINUES CONSOLIDATION OF GYNECOLOGY MARKET
                  --------------------------------------------
Irvine, Calif., April 7, 1997 -The Cooper Companies, Inc., (NYSE/PSE:COO) announced today that it has completed the acquisition of Marlow Surgical
Technologies, Inc., a highly regarded, privately held gynecology products company. Marlow develops and markets minimally invasive surgical products and disposable products for reproductive medicine. Cooper will integrate Marlow into its CooperSurgical business unit.

CooperSurgical anticipates approximately $6 million in additional revenue from Marlow products in its first full year. Sales of CooperSurgical in fiscal 1996 were $17.2 million with approximately 90% of this revenue generated by gynecology products. In fiscal 1997, CooperSurgical anticipates revenue of about $25 million, including sales of Marlow products. In fiscal 1998, it expects revenue to exceed $35 million.

Cooper paid approximately $3.2 million in cash plus Cooper stock valued at about $3.4 million at closing for Marlow. The transaction will have minimal impact on earnings per share during 1997 and is expected to contribute positively in 1998.

The Marlow principals, Clifford A. Marlow, president, and Scott C. Marlow, vice president of research, will assume management positions at CooperSurgical.

CooperSurgical: an Aggressive Consolidator in Women's Healthcare Products
-------------------------------------------------------------------------

The Marlow acquisition continues CooperSurgical's strategy to consolidate the highly fragmented gynecology device market through the acquisition of proprietary, well-differentiated products, especially those in the disposable products segment.

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In April 1996, CooperSurgical acquired Unimar, a leading provider of specialized disposable devices for use in endometrial cancer detection, uterine manipulation and fertility management, and in a separate transaction, obtained marketing rights for a line of advanced electro-vaporization products.

In 1995, CooperSurgical acquired the RUMI uterine manipulator, a patented system for controlling and positioning the uterus during surgery. In December 1996, the
U. S. Food and Drug Administration cleared for marketing a new component to The RUMI System, the KOH Colpotomizer, which facilitates laparoscopic hysterectomy surgery.

The Marlow acquisition will add additional products for minimally invasive gynecological surgery, enhancing CooperSurgical's ability to capitalize on the migration of procedures to lower cost treatment sites. These products include the VerreScope system, a micro-laparoscopic visualization system for use in either the hospital operating room or the office surgical suite, the patented, disposable Balloon Cannula access trocar, which improves operative control and reduces patient trauma, and the patented Nu-Tip instruments for laparoscopic surgery, cost-effective products that employ reusable handles in combination with disposable tips.

CooperSurgical will significantly augment its reproductive medicine line with Marlow's proprietary instruments to treat infertility including products that may be used in advanced reproductive techniques. The assessment and treatment of infertility accounts for more than one million office visits annually, according to industry estimates.

The Expanding Women's Healthcare Market
---------------------------------------

Women's healthcare, fueled by the rapidly growing number of women between the ages of 45 and 64, is an attractive emerging medical device market. According to industry estimates, approximately 4.5 million women between the ages of 18 and 50 experience one or more gynecological conditions annually. The number of outpatient gynecological procedures performed by physicians in the United States is second only to those performed in ophthalmology.

There are approximately 33,000 obstetricians and gynecologists in the United States today who service 64 million office visits and perform over two million surgical procedures each year. Their practices are growing as more women are using the gynecologist as their primary physician, and gynecologists are increasing the number of female disorders they diagnose and treat.

The gynecologist also tends to be an early adopter of technology. With the advance of minimally- and micro-invasive technology, many procedures have moved from the hospital operating room to ambulatory surgical centers and now, increasingly, to the physician's own office.

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Forward-Looking Statements
--------------------------

This press release contains projections and other forward-looking statements regarding the Company's results and prospects. Actual results could differ materially from these projections. Factors that could cause or contribute to differences include: major changes in business conditions and the economy in general, new competitive inroads, costs to integrate acquisitions, decisions to invest in research and development projects, regulatory and other delays on new products and programs, unexpected changes in reimbursement rates and payer mix, unforeseen litigation, costs associated with potential debt restructuring, decisions to divest businesses and the cost of acquisition activity, particularly if a large acquisition is not completed. Future results are also dependent on each business unit meeting specific objectives. At CooperVision, 1997 sales and operating income are expected to grow approximately 20% as it continues to gain market share in the toric segment of the global contact lens market. CooperSurgical is expected to continue to benefit from the 1996 acquisition of Unimar and grow 1997 sales and operating income at double-digit rates as the market for gynecologic procedures is increasingly driven by growth in the population of women over 45 years of age in the United States. The Company expects HGA revenue and operating income in 1997 to achieve double-digit growth through new outpatient clinics, geriatric programs and lower cost residential treatment services, assuming that patient revenue and operating expenses can continue successfully to adjust to changes in third party reimbursement rates for psychiatric care. The Company expects consolidated revenue and operating income to grow by more than 15% and 30%, respectively, in 1997 and anticipates earnings per share in the range of $1.45 to $1.55 excluding a deferred tax benefit of about 15 cents per share. In 1998, Cooper estimates that earnings per share before the deferred tax benefit will be approximately $2.00.

The Cooper Companies, Inc. and its subsidiaries develop, manufacture and market specialty healthcare products and services. CooperSurgical, Inc., headquartered in Shelton, Conn., markets diagnostic and surgical instruments, equipment and accessories for the gynecological market. CooperVision, Inc., headquartered in Irvine, Calif., with manufacturing facilities in Huntington Beach, Calif., Rochester, N. Y., and Ontario and Quebec, Canada, markets a broad range of contact lenses for the vision care market. Hospital Group of America, Inc. provides psychiatric services through hospitals in New Jersey, Delaware and Illinois and satellite locations in those and other states.

NOTE: An interactive telephone system that provides stock quotes, recent press releases and financial data about the Company may be reached toll free at 1-800-334-1986. Press releases, financial data and corporate information are also available at www.coopercos.com on the Internet.

VerreScope('tm'), The RUMI System('tm'), Nu-Tip('r'), KOH Colpotomizer('tm') are trademarks or service marks of The Cooper Companies, Inc., its subsidiaries or affiliates.

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CONTACT:

NORRIS BATTIN
THE COOPER COMPANIES, INC.
714-597-4700
714-673-4299

FOR IMMEDIATE RELEASE
---------------------
          COOPER COMPANIES' HOSPITAL GROUP OF AMERICA OPENS THE MIDWEST
          -------------------------------------------------------------
                          CENTER FOR YOUTH AND FAMILIES
                          -----------------------------
                 NEW FACILITY EXPANDS SYSTEM'S CONTINUUM OF CARE
                 -----------------------------------------------

Wayne, PA, April 8, 1997 - Hospital Group of America (HGA), a subsidiary of the Cooper Companies, Inc., (NYSE/PSE:COO) has opened a 50 bed residential treatment center, The Midwest Center for Youth and Families, in Kouts, Indiana. With the addition of the new facility, the HGA system becomes a full service behavioral health provider that can service the needs of patients throughout its three-hospital system with a complete continuum of care. The Center is affiliated with HGA's Hartgrove Hospital in nearby Chicago.

Cooper anticipates that the new Center will contribute about $1.5 million in revenue and have minimal impact on its earnings in fiscal 1997. In its first full year of operation in fiscal 1998, HGA expects the Center to generate revenue of approximately $4.0 million and contribute positively to Cooper's earnings per share.

The Center will provide quality psychiatric care to patients who previously have been unresponsive to outpatient, partial hospitalization and in-home treatment, enabling them to return to their families and home communities. It will service patients between the ages of 12 and 17 who suffer from diagnosable emotional disorders. Services include extensive family involvement and treatment, activity therapy, individual and group therapy and on-grounds accredited educational services.

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Forward-Looking Statements
--------------------------

This press release contains projections and other forward-looking statements regarding the Company's results and prospects. Actual results could differ materially from these projections. Factors that could cause or contribute to differences include: major changes in business conditions and the economy in general, new competitive inroads, costs to integrate acquisitions, decisions to invest in research and development projects, regulatory and other delays on products and programs, unexpected changes in reimbursement rates and payer mix, unforeseen litigation, costs associated with potential debt restructuring, decisions to divest businesses and the cost of acquisition activity, particularly if a large acquisition is not completed. Future results are also dependent on each business unit meeting specific objectives. At CooperVision, 1997 sales and operating income are expected to grow approximately 20% as it continues to gain market share in the global contact lens market. CooperSurgical is expected to continue to benefit from the 1996 acquisition of Unimar and grow 1997 sales and operating income at double-digit rates as the market for gynecologic procedures is increasingly driven by growth in the population of women over 45 years of age in the United States. The Company expects HGA revenues and operating income in 1997 to achieve double-digit growth through new outpatient clinics, geriatric programs and lower cost residential treatment services, assuming that patient revenue and operating expenses can continue successfully to adjust to changes in third party reimbursement rates for psychiatric care. The Company expects consolidated revenue and operating income to grow by more than 15% and 30%, respectively, in 1997 and anticipates earnings per share in the range of $1.45 to $1.55 excluding a deferred tax benefit of about 15 cents per share. In 1998, Cooper estimates that earnings per share before the deferred tax benefit will be approximately $2.00.

The Cooper Companies, Inc. and its subsidiaries develop, manufacture and market specialty healthcare products and services. Hospital Group of America, Inc. provides psychiatric services through hospitals in New Jersey, Delaware and Illinois and satellite locations in those and other states. CooperVision, Inc., headquartered in Irvine, Calif., with manufacturing facilities in Huntington Beach, Calif., Rochester, N. Y., and Ontario, Canada, markets a broad range of contact lenses for the vision care market. CooperSurgical, Inc., headquartered in Shelton, Conn., markets diagnostic and surgical instruments, equipment and accessories for the gynecological market.

NOTE: An interactive telephone system that provides stock quotes, recent press releases, and financial data may be reached toll free at 1-800-334-1986. Press releases and selected financial data are also available at www.coopercos.com on the Internet.

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CONTACT:

NORRIS BATTIN
THE COOPER COMPANIES, INC.
714-597-4700
714-673-4299

FOR IMMEDIATE RELEASE
---------------------

            THE COOPER COMPANIES COMPLETES REDEMPTION OF $9.3 MILLION
            ---------------------------------------------------------
                             CONVERTIBLE DEBENTURES
                             ----------------------
              COMPANY TO SAVE $1 MILLION ANNUALLY IN INTEREST COSTS
              -----------------------------------------------------

PLEASANTON, Calif., April 10, 1997 - The Cooper Companies, Inc., (NYSE/PSE:COO) announced today that it had completed the redemption announced on March 5, 1997 of all $9.3 million principal amount of its 10 5/8% Convertible Subordinated Reset Debentures due 2005 ("Debentures"). Virtually all holders elected to convert their Debentures into shares of the Company's common stock at the rate of $15 per share, rather than redeeming them for cash. Accordingly, the Company issued approximately 612 thousand shares of its common stock, and virtually no cash, to Debentureholders.

Robert S. Weiss, executive vice president, treasurer and chief financial officer, noted that he does not expect the transaction to be dilutive to the Company's 1997 earnings per share.

"The redemption strengthens our balance sheet by removing over $9 million of debt, which will save us about $1 million a year in interest going forward and enhances our ability to borrow future funds, as needed, at a lower interest rate," said Weiss.

Weiss also said he expects that the Company's earnings per share, before deferred tax benefits, for the second fiscal quarter of 1997 will equal or exceed the high end of its previously announced range of 36 to 40 cents.

This press release contains projections and other forward-looking statements regarding the Company's results and prospects. Actual results could differ materially from these projections. Factors that could cause or contribute to differences include: major changes in business conditions and the economy in general, new competitive inroads, costs to integrate acquisitions,

                                     (MORE)



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decisions to invest in research and development  projects,  regulatory and other delays on products and programs,  unexpected changes in reimbursement  rates and
payer  mix,  unforeseen   litigation,   costs  associated  with  potential  debt
restructuring, decisions to divest businesses and the cost of acquisition activity, particularly if a large acquisition is not completed. Future results are also dependent on each business unit meeting specific objectives. At CooperVision, 1997 sales and operating income are expected to grow approximately 20% as it continues to gain market share in the global contact lens market. CooperSurgical is expected to continue to benefit from the 1996 acquisition of Unimar and grow 1997 sales and operating income at double-digit rates as the market for gynecologic procedures is increasingly driven by growth in the population of women over 45 years of age in the United States. The Company expects HGA revenue and operating income in 1997 to achieve double-digit growth through new outpatient clinics and other services, geriatric programs and lower cost residential treatment services, assuming that patient revenue and operating expenses can continue successfully to adjust to changes in third party reimbursement rates for psychiatric care. The Company expects consolidated revenue and operating income to grow by more than 15% and 30%, respectively, in 1997 and anticipates earnings per share in the range of $1.45 to $1.55 excluding a deferred tax benefit of about 15 cents per share. In 1998, Cooper estimates that earnings per share before the deferred tax benefit will be approximately $2.00.

The Cooper Companies, Inc. and its subsidiaries develop, manufacture and market specialty healthcare products and services. Corporate offices are located in Irvine and Pleasanton, Calif. CooperVision, Inc., headquartered in Irvine, Calif., with additional manufacturing facilities in Huntington Beach, Calif., Rochester, N.Y., and Toronto, markets a broad range of contact lenses for the vision care market. CooperSurgical, Inc., headquartered in Shelton, Conn., markets diagnostic and surgical instruments, equipment and accessories for the gynecological market. Hospital Group of America, Inc. provides psychiatric services through hospitals in New Jersey, Delaware and Illinois and satellite locations in those and other states.

NOTE: An interactive telephone system that provides stock quotes, recent press releases and financial data about the Company may be reached toll free at 1-800-334-1986. Press releases, financial data and corporate information are also available at www.coopercos.com on the Internet.

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